                                   EVERGREEN
                                 VARIABLE TRUST

                               SEMIANNUAL REPORT
                                 JUNE 30, 1997

               (Evergreen Keystone Funds Logo (SM) appears here)

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                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND           (Pine cone logo)


A REPORT FROM YOUR
PORTFOLIO MANAGER

STEPHEN A. LIEBER

The Evergreen VA Fund provided a total return of 17.8% for the six months through June 30, 1997. Its performance over the 12 months ended June 30, was 27.8%, and its cumulative return since inception on March 1, 1996, was 35.3%, which is equivalent to an average annual total return of 25.4% for that time.

Since inception, the Fund's holdings have been concentrated in smaller companies with growth potential. The Fund is diversified across industry lines, aiming to take advantage of undervalued growth opportunities throughout industry. The largest concentration of holdings is in the financial industry, with particular emphasis on regional banks, intended to benefit by the expanding consolidation in the industry. Second in holdings is in technology companies, with emphasis on the judiciously-timed purchases of companies with exceptional growth prospects.

During the first half of 1997, a number of issues were purchased during the sharp market fall of March and April. For example, shares of Arterial Vascular Engineering Corp. were purchased in March and rose 134.9% by June 30. Shares of Medic Computer Systems, also purchased in March, rose 97.4%. April's purchases included shares of Hadco Corp., +84.6%; DuPont Photomasks, Inc., +51.3%; SunAmerica, Inc., +51%; Tellabs, Inc., +47.2%; and BankBoston Corp., +31.6%. Only four holdings purchased in the first six months of this year suffered declines by the end of the June, and the largest of those declines was 9.1%.

Merger and acquisition opportunities in companies which we find to be undervalued are often a positive factor in the appreciation of the Evergreen Funds. During the first half year, six such transactions were initiated or completed among companies in Evergreen VA Fund's portfolio. The largest single such gain recorded among completed acquisitions was in the shares of VeriFone, Inc., which were purchased in December 1996, at $29.57 and were acquired by Hewlett Packard at $54, for a gain of 82.6%. Some of these transactions took place in a remarkably short period of time from the date of our initial purchase: American Medical Response, in just two months for a 41% gain, Kaysor Industrial Corp., in fewer than six months for 40.3% gain, and Renaissance Hotel Group, in fewer than two months for a 21.9% gain. Focus on undervalued growth, we believe, will very likely continue to generate similar opportunities.

A limited number of issues from the Fund's portfolio were sold during the half year. The largest single gain recorded was in the shares of Jones Apparel, Corp., which in 14 months provided a 104.7% gain. This was followed by Eli Lilly & Co., with an 83.7% gain; Leggett & Platt, Inc., 67.3%; Baldor Electric, 51.7%. There were no losses realized in the portfolio's holdings during this time.

We have endeavored to create a diversified selection of growth opportunities. A small minority of the holdings are larger companies where we felt their strong entrepreneurial potentials or their research and development capabilities would enhance the portfolio over the longer-term while providing it with increased liquidity. These larger holdings, small in number, are the Federal National Mortgage Association (Fannie Mae), Merrill Lynch & Co., Inc., Merck & Co., Inc., and Intel Corp.

A modest cash position was held at the end of the six-month period, intended to be used for the purchase of undervalued issues, especially during periods of weakness in what remains a highly volatile market. The portfolio is, we believe, well-positioned for substantial long-term capital appreciation. We thank you for your support of Evergreen VA Fund, and look forward to providing you with further updates on the Fund's progress.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
* Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
  During the period under review, the Adviser waived a portion of its advisory fee. Had the fee not been waived, performance would have been lower. Fee waiver may be revised at any time. For additional information on fee waiver, please see the prospectus.



                                                                     August 1997

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                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
(Pine cone logo)
              A REPORT FROM YOUR
              PORTFOLIO MANAGER

              STEPHEN A. LIEBER

The Evergreen VA Foundation Fund provided a total return of 13.3% for the six months ended June 30, 1997 and a total return of 29.7% in the 12 months ended June 30. Since inception on March 1, 1996, the fund has provided a total return of 30.6%, for an average annual total return of 22.1%.

The aim of this Fund is to provide a balanced portfolio of opportunities, with effective use of asset allocation, employing both common stocks and the highest grade bonds. The bond portfolio is entirely obligations of the U.S. Government or its agencies. During the first half, the common stock portion of the Fund accounted for approximately two-thirds of the portfolio on average, while the balance was split in varying ratios between long-term U.S. Treasury obligations and short-term and intermediate-term notes. The equity portfolio provided the bulk of the capital appreciation for the Fund, with numbers of substantial increases. The largest single increase in the Fund was in the shares of Intel Corp., purchased at the inception of the Fund at $41.70, and closing at $71.90 on June 30, 1997. Intel is also the largest equity position in the Fund.

During the first half of the fiscal year, a number of positions were added to the Fund, generally of larger companies which we believe to be undervalued. There were exceptional opportunities for the purchase of high quality companies on a comparatively reasonable basis during the market weakness which occurred in March and April. Many of the purchases made at these times provided substantial gains by the end of the first half. For example, the shares of General Electric Co., purchased in early April appreciated 31.9% by June 30, shares of Bankers Trust, 31.6%; and BankBoston, 31.5%. All but three of the 27 equity purchases for the Fund during the first half showed appreciation. Of those three, only one was down significantly, the shares of Harmon International Industries, which had a 20.8% fall, largely reflecting a decline in earnings anticipated from the strike of one of their major customers in the automobile industries. The largest single gain achieved by any purchase during the first half of the year, was in the shares of Timken Company, which appreciated 39.4% from the purchase on January 30.

A number of issues were sold with gains during the first half of the year. These were led by shares of Eli Lilly & Co., which provided an 83.5% gain from the purchase in March 1996, to their sale in June 1997. Other major gainers were shares in Leggett & Platt, Inc., 60.%; Proctor & Gamble, 58%; Walgreen Company, 45%. In addition, the Fund benefited from the acquisition or merger of several companies whose shares are held in the portfolio. The most dramatic was that of PHH Corp. whose shares we bought in April 1996, at $27.90 and received a buyout offer from HFS Corporation at $47.50. Other substantial merger or acquisition gains were realized in Conrail Corporation, 33.8%; Standard Federal Bancorporation, 33.7%; and of HFS Corporation**, currently pending, which could provide a gain of 24.6%. Other currently pending transactions** are those for Living Centers of America, which, if completed, could provide a 26% gain, and Pacific Graystone Corp., at 55%. The corporate acquisition pattern in the Fund's holdings is representative of those encountered widely among the Evergreen Funds. They reflect the recognition of the undervaluation of businesses, which we have selected as exceptional growth values through our diligent research effort.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
 * Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
   During the period under review, the Adviser waived a portion of its advisory fee. Had the fee not been waived, performance would have been lower. Fee waiver may be revised at any time. For additional information on fee waiver, please see the prospectus.
** Should these acquisitions not be completed, the Fund could be negatively impacted.

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                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND        (Pine cone logo)

The Fund's bond portfolio is intended to provide a secure yield and capital appreciation. The capital appreciation has been generated by the judicious timing of bond purchases, reflecting our analysis of opportunities in interest rate trends. The principal long-term holdings, U.S. Treasury 7 1/8% bonds, due February 15, 2023, and U.S. Treasury 6 1/4% bonds, due August 15, 2023, were both purchased during periods of weakness in the bond market brought about by apprehensions of resurgent inflation. In both cases the inflation did not appear and the bonds have provided capital appreciation. We anticipate further opportunities to effectively position the Fund's fixed income holdings for both income and appreciation.

The overall pattern which this Fund is following is based on that of the Evergreen Foundation Fund, which has now developed a several-years history of asset allocation and strong focus on growth opportunities in large, or high quality equities. We look forward to providing similar results for the shareholders of Evergreen VA Foundation Fund.

                                                                     August 1997

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                                EVERGREEN VARIABLE TRUST
(Pine cone logo)           EVERGREEN VA GROWTH AND INCOME FUND

              A REPORT FROM YOUR
              PORTFOLIO MANAGER

              EDMUND H. NICKLIN, JR.

First half 1997 was a successful period for the Evergreen VA Growth and Income Fund, with the Fund achieving a total return for the six-months ended June 30 of 16.7%*. Equity market returns during this period were strongly influenced by market capitalization, which created a stratification inconsistent with the widely held perception that return and risk should decrease as equity market capitalization increases. Investors began to favor larger capitalization companies, as reflected in stock market performance, during second half 1996. This preference continued and the outperformance of large capitalization issues widened through first half 1997 with the S&P 500 Index** (reinvested) providing a total return of 20.6% in contrast to 13% for the S&P MidCap 400 Index** (reinvested). The performance of small capitalization companies during this period, as measured by the Russell 2000 Index***, was even more disappointing, trailing the S&P 500 by approximately 10%. In comparing performance, it is important to remember that the Evergreen VA Growth and Income Fund is primarily invested in small and mid-capitalization companies. The stratification of returns by market capitalization became less pronounced as the first half progressed which may indicate a return to a more normal relationship.

PORTFOLIO HIGHLIGHTS

Economic growth statistics exhibited significant quarter-to-quarter variability in 1997, consistent with the pattern established in 1996. First quarter 1997 growth, as measured by the increase in Gross Domestic Product, approximated 5% following a strong 3.8% increase in fourth quarter 1996. With this strong economic performance, the Federal Reserve took out an "insurance policy" against a return of inflation in the form of a 25-basis-point increase in the Federal Funds rate at the March Federal Open Market Committee meeting. This action led to a significant correction in the equity markets during March and into April. Near the end of April, evidence of economic slowing allowed the bond market to rally, with the interest rate on the 30-year Treasury bond retreating from 7%, facilitating a recovery for the stock market.

This period of market weakness allowed the initiation of portfolio positions in companies such as Reynolds & Reynolds, an information systems provider to auto dealers, and the addition to existing portfolio positions at attractive prices. A number of industries and companies performed well in first half 1997 during the recovery from the market correction. In Evergreen VA Growth and Income Fund, radio broadcasting was the best performing group during first half 1997, appreciating more than 40%, led by American Radio Systems and Jacor Communications. These two companies have been active consolidators of stations and evidence is accumulating that owning and operating a group of stations in a city and the surrounding region allow the operator to target demographics more effectively, deliver a broader cross section of the population to potential advertisers and gain advertising marketshare from television stations and newspapers. Market share additions would expand revenue growth for radio broadcasters.

The thrift holdings in the portfolio also performed well, as they benefited from the continued consolidation in banking, and the reduction in interest rates from the early April peak. Domestic oil and gas producers were disappointing during the first half, as hydrocarbon prices came under pressure, reacting to mild winter weather in the U.S. and Europe, and the expectation of additional supplies from non-OPEC sources and Iraq. Some individual companies provided standout performance. Compuware Corporation continued its resurgence with a 92% return in the first half, propelled by increased demand for its utility and testing software. Unitrode Corp., a supplier of mixed signal integrated circuits and analog components, produced a significant earnings increase that translated into price appreciation of nearly 80% in the first half. Living Centers of

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                          EVERGREEN VARIABLE TRUST
                    EVERGREEN VA GROWTH AND INCOME FUND
(Pine cone logo)
America appreciated 42% on the strength of a de facto purchase by a merchant banking group. Deltic Timber, a recent spin-off from Murphy Oil, increased more than 35% during this period. TNP Enterprises, Inc., saw a significant price decline as concern mounted that electric utility deregulation would arrive in Texas earlier than previously anticipated and with greater economic consequences.

ECONOMIC OUTLOOK

Late in 1996, Federal Reserve Chairman Greenspan uttered his now famous "irrational exuberance" comment with respect to stock market valuation. Reacting to strong economic growth in fourth quarter 1996 and even stronger growth in first quarter 1997, the Federal Reserve raised the Federal Funds rate in March 1997. Earnings for domestic corporations in first quarter 1997 were generally stronger than anticipated, not surprising given the strength in the domestic economy. As information accumulated that second quarter 1997 would see slower economic growth more consistent with the economy's long-run potential, long-term interest rates declined and a significant rally began in the equity markets. Fed Chairman Greenspan indicated in testimony to Congress in early July that high equity market valuations could be sustained in a low inflation environment if companies could maintain profit margins at current historically high levels. In essence, his testimony indicated that very favorable current conditions are unique, marked by an absence of imbalances, and likely to occur only once or twice in a century. The tight labor market is the economic resource that seems to be of greatest concern. However, the current low unemployment has not led to wage increases that are inconsistent with low inflation. With productivity gains, the existing favorable environment can be maintained for a period of time.

In general, the early indicators of inflation are quiescent. Certain industrial commodities have exhibited substantial price increases such as zinc, but prices generally are well behaved. The price of gold, the classic inflation barometer, has actually declined during 1997, impacted by the liquidation of reserves at Central Banks. The news on the federal budget deficit has also been substantially better than expected-- a reflection of increased tax revenues from the robust economy not the recent bipartisan Federal balanced budget agreement.

The stock market, especially the large capitalization segment, has produced excellent first half 1997 returns, but is expensive relative to fixed income securities. Continued appreciation by the market is dependent upon the existing extremely favorable economic conditions being maintained and corporate earnings growth continuing at recent rates. In this environment, portfolio selection for the Fund will continue to focus on valuation and the identification of a catalyst to close the undervaluation gap as the driver for portfolio gains. This represents a significant challenge given the high valuations for many large capitalization issues, but interesting candidates exist among small and mid-capitalization companies that constitute the preponderance of portfolio holdings.

Effective July 31, 1997, the portfolio management of Evergreen VA Growth and Income Fund changed. The Fund is now team managed, led by Stephen A. Lieber, Chairman and Founder of Evergreen Asset Management Corp., and assisted by Gary Buesser, a veteran investment manager. Mr. Buesser joined Evergreen Asset Management in 1996 following a successful career as an institutional investment manager. While the management of the Fund has changed, its investment objective has not. Evergreen VA Growth and Income Fund seeks to achieve a return composed of capital appreciation in the value of its shares and current income.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
    During the period under review, the Adviser waived a portion of its advisory fee. Had the fee not been waived, performance would have been lower. Fee waiver may be revised at any time. For additional information on fee waiver, please see the prospectus.
 ** The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Corp. The S&P MidCap 400 Index is an unmanaged reinvested index of selected securities.
*** The Russell 2000 is an unmanaged reinvested index of selected securities. An investment can not be made in an index.


                                                                     August 1997

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                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
(Pine cone logo)
              A REPORT FROM YOUR
              PORTFOLIO MANAGERS

              STEPHEN A. LIEBER
              EDWIN D. MISKA

We are pleased to present you with the first Semiannual Report for Evergreen VA Global Leaders Fund. Evergreen VA Global Leaders Fund commenced operations on March 7, 1997, at a net asset value of $10.00 per share. For the period since inception through June 30, 1997, investment results were broadly in line with the market averages despite increased start-up and trading costs associated with the Fund's launch. The Fund returned 10.2%*. The MSCI World Index returned +11.4%** and the MSCI EAFE Index** returned +12.9%. This has been a period of not only building for the Fund, but also has been a time for implementing a very carefully formulated and disciplined plan to construct a portfolio which we believe is comprised of the "100 best companies in the world," based on the Advisor's proprietary investment process. Within the major industrialized nations of the world, we seek out companies that are among the most highly profitable, have the highest returns on shareholders equity, are most consistent in earnings, and have a past record of both earnings growth and future outlook that indicates continuous uninterrupted success. We actively compare financial performance among companies in our selected universe and omit those which fail to consistently meet our criteria, while bringing in others that do. We combine this investment discipline with a broad macro-financial, political and social review of the world's economies in an effort to optimize country and currency exposures and provide a balanced structured approach toward global investing. Our aim is to provide consistent long-term maximized shareholder returns.

The period under review was characterized by an environment with a near perfect fundamental backdrop for equity investing. The world's stock markets staged their strongest sustained rally since 1991, led by the strength of the U.S. economy, where inflation remained nearly non-existent, quelling fears of higher interest rates. Amid a favorable macroeconomic environment highlighted by an end to the U.S. Federal budget impasse, coupled with the lowest unemployment rates in 24 years and buoyant corporate earnings expectations, equity market inflows topped the $100 billion level for the period. The leadership of the U.S. market's momentum encouraged strong investment participation around the world. Dramatic events such as the changing of governments in Great Britain and France, and the enthusiasm and support for the Chinese takeover of Hong Kong, helped fuel sustained rallies. Twenty of the 22 developed nations' markets in the MSCI World Index rose for the period. Led by gains of 24.5% in Japan , 23.5% in Spain, 22.6% in Switzerland and 10.0% in the U.S., the MSCI World Index rose significantly***. Only Malaysia showed a significant decline, -16.1%.

Strong performance from the Fund's U.S. holdings, +15.4% for the since-inception period, led the way, as U.S. market leadership remained firmly on larger capitalization issues. Twenty-one of the Fund's U.S. holdings were up in excess of 20% for the period, including 11 which returned in excess of 30%. Top performers included familiar names from a diverse group of industries:
Children's toy manufacturer, Mattel, Inc., +43.0%; global general merchandise retailer, Wal-Mart Stores, +39.4%; Software developer, Oracle Corp., +36.7%; Oil services provider, Dresser Industries +34.5%; and heavy machinery maker Deere & Co. +33.0%. Sup-par performance was registered from technology-related issues Compaq Computer, -5.3%; Intel Corp., -10.9%; and Parametric Technology, -20.0%, on earnings outlook concerns, and from biotechnology firm Amgen, Inc., -20.0%, on new product issues.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS
International investing involves increased risk and volatility.
  * Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
    During the period under review, the Adviser waived a portion of its advisory fee and absorbed a portion of the Fund's other expenses. Had the fee not been waived or expenses absorbed, performance would have been lower. Fee waiver and expense absorption may be revised at any time. For additional information on fee waiver and expense absorption, please see the prospectus.
 ** MSCI EAFE Index is a standard unmanaged foreign securities index representing 1,112 securities from 20 developed countries in Europe, Australia, and the Far East as monitored by Morgan Stanley Capital International.
*** All country returns including that of the U.S., differ from index returns because they represent total stock market returns as calculated by Morgan Stanley Capital International.
    MSCI World Index is an unmanaged index of selected securities. An investment can not be made in an index.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
                                                              (Pine cone logo)
Disappointing results were yielded from the Fund's foreign holdings which returned less than the international benchmarks, despite some outstanding results from several individual companies. The Fund's international holdings as a group returned 7.5% for the period under review. Currency returns played a significant role in reducing investment performance, as the U.S. dollar continued a strong appreciation trend against many of the world's major currencies. During the period under review, the European currencies continued to slide against the dollar, with declines ranging from 3% to 5%. Only the Japanese Yen managed a short-lived rally, appreciating some 6.5%. This currency volatility has had the effect of negating some of the Fund's local gains. While the Fund's assets are still too small to effectively enact an active currency management strategy, growth in asset size will allow for a more proactive approach in the future.

Positives for the quarter included the Fund's two largest foreign commitments:
Germany and Japan, where slowly improving economic conditions, driven mainly by export demand, helped boost equity prices. The Fund's Japanese holdings as a group, rose 28.5% since the Fund's inception, from a combination of strong stock performance and favorable exchange rates. Shares of the Fund's largest holding, convenience store retailer Seven Eleven-Japan appreciated 35.0% and was the Fund's best overall contributor to return. Other Japanese issues, warehouse and port management company, Mitsui-Soko rose 20.1% and electronic game maker Nintendo rose 19.2%. From Germany, overall shares rose 15.3%, led by software giant SAP Ag, +42.8%; and drug and specialty chemical firm Altana Ag, +40.8%, both on new product introductions and strong earnings outlooks. Despite overall uninspiring returns from the Fund's foreign holdings, several firms registered outstanding gains. From Italy, shares of apparel firm Benetton Spa rose 62.2%; from Spain, electric utility Endesa was up 58.0%, and from Belgium, specialty instrument manufacturer Barco NV rose 41.0%.

Sub-par results occurred from the United Kingdom, where threats from a strong currency, re-emergent inflation and potentially higher interest rates hung over the British markets despite an initial positive reaction to the new government. Declines occurred in export-oriented industrial manufacturing and engineering companies due to the strength of the British pound vis-a vis other world currencies. Shares of Rentokil Group, -17.1%; TI Group Plc, -11.0%; and Wolseley Plc, -5.5% were representative of this trend. Returns from Canada, Netherlands and Malaysia were also weak.

The unwavering of the U.S. economic juggernaut and the continued improvement in the world's other major economies should, we believe, make for a fertile global investment climate for at least the immediate future. A global focus on companies' efforts to enhance competitiveness and profitability through new product innovations, restructurings, mergers and aggressive marketing of new and existing products should help sustain strong growth going forward. Our approach, which utilizes careful stock selection through a strong fundamental and valuation review coupled with an active discipline to sell issues which no longer meet the investment criteria, seeks to capitalize on these macro trends. Overall quality will remain a major emphasis, as the portfolio objective will be on "leaders" rather than followers. The paramount focus is to position the Fund so that it may seek to outperform in any economic environment, through investment in companies which have consistently proven the ability to do the same. We will remain ever vigilant with respect to macro-economic, political and social changes.

We appreciate your support during the start-up of Evergreen VA Global Leaders Fund, and look forward to providing you with continued updates of the Fund's progress.

                                                                     August 1997

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA AGGRESSIVE GROWTH FUND
(Pine cone logo)
              A REPORT FROM YOUR
              PORTFOLIO MANAGER

              HAROLD R. IRELAND, JR.

We are pleased to report to you on the investment philosophy and strategies of the recently introduced Evergreen VA Aggressive Growth Fund. This portfolio offers investors an opportunity to participate in some fast-growing sectors of the U.S. equity markets.

The Fund seeks growth of capital by investing predominantly in small company stocks as well as stocks of mid-cap companies. The Fund's management looks for financially strong companies whose five-year record of sales and earnings growth exceeds 20% per year. To qualify, the companies must have low debt and strong insider ownership. The selected companies must demonstrate, through their products and services, leadership in their respective industries.

The decisions on industry weightings are driven by current market and profit trends. We try to overweight those sectors that we think can offer the highest potential for growth going forward. The Fund has significant positions in computer, technology, and information services sectors. Other industries included are specialty retail and financial stocks. The management believes in a disciplined strategy of holding long-term onto quality, aggressive growth companies, resulting in a comparatively low portfolio turnover. This strategy can reward investors under the new tax law.

OUTLOOK

Over the past twelve months, the bull market has benefited mainly a narrow band of large, established, blue-chip companies, leaving the smaller and mid-sized companies in disfavor. However, we see several reasons to believe that small-and mid-cap stocks are well positioned for a strong come-back.

First, stocks of smaller companies have higher expected earnings growth than the stock market in general, as represented by the large-company S&P 500 Stock Index. Even though the price performance of the small- and mid-cap stocks lagged the broad S&P 500 Stock Index during the past twelve months, the revenue growth of the average company in the Fund's portfolio has not deteriorated at all.

Second, there has been less issuance of new stock during the past year, decreasing the potential supply. Finally, at present prices, aggressive growth stocks appear to have reached bargain levels seen only three other times in the past eighteen years. In the past, valuations this low have been followed by outperfromance and it has paid handsomely to own smaller, aggressive growth stocks rebounding from depressed levels.

We believe, Evergreen VA Aggressive Growth Fund represents a timely and well-designed investment in today's market environment.

                                                                     August 1997

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA STRATEGIC INCOME FUND
                                                               (Pine cone logo)
A REPORT FROM YOUR
PORTFOLIO MANAGER

PRESCOTT CROCKER

We are pleased to introduce a new investment option in the Evergreen variable annuity. Evergreen VA Strategic Income Fund offers you broad access to fixed-income markets both in the United States and abroad.

The Fund seeks generous income by investing in three distinct asset classes:
U.S. high-yield corporate bonds, U.S. government and agency securities, and foreign fixed-income securities. The three asset classes combined offer the benefits of strategic diversification because they tend to react differently to market conditions. Although each of the three asset classes tends to reflect the market forces of its own class, together they can produce attractive total return with higher price stability than would likely be achieved by investing in any one asset class.

The asset allocation decisions are driven by current market forces. We try to overweight those asset classes that we think can offer the best risk-adjusted returns going forward. However, the Fund is never less than 20% represented in any of the three asset categories. This is to help ensure that the Fund can get the benefits of diversification if any one of these very distinct markets underperforms.

In selecting securities for the portfolio, we focus on three key elements. The first is the quality of the management. We believe the most reliable indication of the management's commitment to the business is a high equity stake in the company. The degree of the management's experience and understanding of the business are also important factors.

The second important element in our analysis is the value of assets. We closely follow stock valuations, so that when we analyze the quality and the future potential of the issuers under consideration, we can derive our own assessment of the level of risk in that debt. This process is similar to that of a bank evaluating the value of a house in order to determine the extent of the loan. If the loan is perceived to be risky, the amount of the loan will be lower than it would be for a higher-quality loan.

The third element is cashflow. We try to be forward looking, to have an understanding of how profit margins might change and how cashflows might develop. Consequently, we generally invest in companies that have tangible assets and real cashflows rather than in start-up companies.

The level of experience of the portfolio manager has a direct impact on the performance. The manager at the helm of Evergreen VA Strategic Income Fund is one of the founders of the strategic fund concept, with more than 25 years' experience and an impressive track record managing high yield and strategic portfolios.

                                                                     August 1977

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
(Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            SIX MONTHS
                                                                                               ENDED              TEN MONTHS
                                                                                           JUNE 30, 1997            ENDED
                                                                                            (UNAUDITED)       DECEMBER 31, 1996*
NET ASSET VALUE, BEGINNING OF PERIOD..................................................        $ 11.41              $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................................           0.03                  0.05
Net realized and unrealized gain on investments.......................................           2.00                  1.44
Total from investment operations......................................................           2.03                  1.49
LESS DISTRIBUTIONS FROM:
Net investment income.................................................................              0                 (0.05)
Net realized gain on investments......................................................              0                 (0.03)
Total distributions...................................................................              0                 (0.08)
NET ASSET VALUE, END OF PERIOD........................................................        $ 13.44              $  11.41
Total return..........................................................................          17.79%                14.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................................           1.02%+                1.00%+
  Total expenses, excluding indirectly paid expenses..................................           1.00%+                1.00%+
  Total expenses, excluding fee waiver and expense reimbursement......................           1.51%+                2.38%+
  Net investment income...............................................................           0.59%+                0.87%+
Portfolio turnover rate...............................................................             21%                    6%
Average commission rate per share.....................................................        $0.0619              $ 0.0661
NET ASSETS, END OF PERIOD (THOUSANDS).................................................        $15,480              $ 10,862

+ Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
                                                              (Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             SIX MONTHS
                                                                                                ENDED            TEN MONTHS
                                                                                            JUNE 30, 1997          ENDED
                                                                                            (UNAUDITED)**    DECEMBER 31, 1996*
NET ASSET VALUE, BEGINNING OF PERIOD.....................................................      $ 11.31            $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................................................         0.13                0.16
Net realized and unrealized gain on investments..........................................         1.37                1.37
Total from investment operations.........................................................         1.50                1.53
LESS DISTRIBUTIONS FROM:
Net investment income....................................................................            0               (0.16)
Net realized gain on investments.........................................................            0               (0.06)
Total distributions......................................................................            0               (0.22)
NET ASSET VALUE, END OF PERIOD...........................................................      $ 12.81            $  11.31
Total return.............................................................................        13.26%              15.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................................................         1.02%+              1.00%+
  Total expenses, excluding indirectly paid expenses.....................................         1.00%+              1.00%+
  Total expenses, excluding fee waiver and expense reimbursement.........................         1.26%+              1.72%+
  Net investment income..................................................................         2.22%+              2.70%+
Portfolio turnover rate..................................................................           19%                 12%
Average commission rate per share........................................................      $0.0676            $ 0.0675
NET ASSETS, END OF PERIOD (THOUSANDS)....................................................      $21,683            $ 15,812

 + Annualized.
 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated based on average shares outstanding

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GROWTH AND INCOME FUND
(Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             SIX MONTHS
                                                                                                ENDED            TEN MONTHS
                                                                                            JUNE 30, 1997          ENDED
                                                                                             (UNAUDITED)     DECEMBER 31, 1996*
NET ASSET VALUE, BEGINNING OF PERIOD.....................................................      $ 11.83            $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................................................         0.03                0.06
Net realized and unrealized gain on investments..........................................         1.94                1.84
Total from investment operations.........................................................         1.97                1.90
LESS DISTRIBUTIONS FROM:
Net investment income....................................................................            0               (0.06)
Net realized gain on investments.........................................................            0               (0.01)
Total distributions......................................................................            0               (0.07)
NET ASSET VALUE, END OF PERIOD...........................................................      $ 13.80            $  11.83
Total return.............................................................................        16.65%              19.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................................................         1.02%+              1.00%+
  Total expenses, excluding indirectly paid expenses.....................................         1.00%+              1.00%+
  Total expenses, excluding fee waiver and expense reimbursement.........................         1.40%+              2.05%+
  Net investment income..................................................................         0.56%+              1.00%+
Portfolio turnover rate..................................................................            6%                  2%
Average commission rate per share........................................................      $0.0576            $ 0.0579
NET ASSETS, END OF PERIOD (THOUSANDS)....................................................      $21,418            $ 14,484

+ Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
                                                              (Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                   SIX MONTHS
                                                                                                                     ENDED
                                                                                                                 JUNE 30, 1997*
                                                                                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................................      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................................          0.07
Net realized and unrealized gain on investments and foreign currency related transactions.....................          0.96
Total from investment operations..............................................................................          1.03
LESS DISTRIBUTIONS FROM:
Net investment income.........................................................................................             0
Net realized gain on investments and foreign currency related transactions....................................             0
Total distributions...........................................................................................             0
NET ASSET VALUE, END OF PERIOD................................................................................      $  11.03
Total return..................................................................................................         10.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................................................................          1.01%+
  Total expenses, excluding indirectly paid expenses..........................................................          1.00%+
  Total expenses, excluding fee waiver and expense reimbursement..............................................          5.44%+
  Net investment income.......................................................................................          2.41%+
Portfolio turnover rate.......................................................................................             6%
Average commission rate per share.............................................................................      $ 0.0474
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................................      $  1,322

+ Annualized.
* For the period from March 6, 1997 (commencement of operations) to June 30,
  1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA AGGRESSIVE GROWTH FUND
(Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                   SIX MONTHS
                                                                                                                     ENDED
                                                                                                                 JUNE 30, 1997*
                                                                                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................................      $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...........................................................................................         (0.02)
Net realized and unrealized gain on investments...............................................................          0.29
Total from investment operations..............................................................................          0.27
LESS DISTRIBUTIONS FROM:
Net investment income.........................................................................................             0
Net realized gain on investments..............................................................................             0
Total distributions...........................................................................................             0
NET ASSET VALUE, END OF PERIOD................................................................................      $  10.27
Total return..................................................................................................          2.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................................................................          1.01%+
  Total expenses, excluding indirectly paid expenses..........................................................          1.00%+
  Total expenses, excluding fee waiver and expense reimbursement..............................................          3.86%+
  Net investment income.......................................................................................         (0.51%)+
Portfolio turnover rate.......................................................................................             8%
Average commission rate per share.............................................................................      $ 0.0519
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................................      $  1,132

+ Annualized.
* For the period from March 11, 1997, (commencement of operations) to June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA STRATEGIC INCOME FUND
                                                             (Pine cone logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                   SIX MONTHS
                                                                                                                     ENDED
                                                                                                                 JUNE 30, 1997*
                                                                                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................................      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................................          0.12
Net realized and unrealized gain on investments...............................................................             0
Total from investment operations..............................................................................          0.12
LESS DISTRIBUTIONS FROM:
Net investment income.........................................................................................             0
Net realized gains on investments.............................................................................             0
Total distributions...........................................................................................             0
NET ASSET VALUE, END OF PERIOD................................................................................      $  10.12
Total return..................................................................................................          1.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................................................................          1.00%+
  Total expenses, excluding indirectly paid expenses..........................................................          1.00%+
  Total expenses, excluding fee waiver and expense reimbursement..............................................          6.10%+
  Net investment income.......................................................................................          3.76%+
Portfolio turnover rate.......................................................................................             0%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................................      $  1,129

+ Annualized.
* For the period from March 11, 1997 (commencement of operations) to June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
(Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997


SHARES                                                    VALUE

COMMON STOCKS-- 90.7%
                BANKS-- 6.1%
  4,000         Comerica, Inc......................... $   272,000
  4,000         F&M National Corp.....................     104,000
  3,000         First of America Bank Corp............     137,250
  6,000         First Palm Beach Bancorp, Inc.........     204,000
  4,000         Hibernia Corp. Cl. A..................      55,750
  6,000         Seacoast Banking Corp. of Florida Cl.
                  A...................................     178,500
                                                           951,500
                BUILDING, CONSTRUCTION & FURNISHINGS-- 8.0%
 16,250         Cavalier Homes, Inc...................     162,500
 12,500         Clayton Homes, Inc....................     178,125
  2,000         Kaufman & Broad Home Corp.............      35,125
 10,000         Knoll, Inc............................     237,500
  5,000         La-Z-Boy Chair Co.....................     180,000
  3,000      *  M/I Schottenstein Homes, Inc..........      33,750
 10,000      *  Morgan Products, Ltd..................      75,000
 12,000      *  Toll Brothers, Inc....................     220,500
  4,500         US Home Corp..........................     119,531
                                                         1,242,031
                BUSINESS EQUIPMENT & SERVICES-- 4.6%
  6,000      *  Input/Output, Inc.....................     108,750
 10,000      *  Medic Computer Systems, Inc...........     222,500
  3,000      *  Metromail Corp........................      74,250
  4,000      *  Parametric Technology Corp............     170,250
  5,000      *  Zebra Technologies Corp...............     139,375
                                                           715,125
                CHEMICAL & AGRICULTURAL PRODUCTS-- 1.1%
  1,000         Schulman (A.), Inc....................      24,625
  4,000         Sigma-Aldrich Corp....................     140,250
                                                           164,875
                COMMUNICATION SYSTEMS & SERVICES-- 5.1%
  4,625      *  Andrew Corp...........................     130,078
  1,000      *  Aspect Telecommunications Corp........      22,250
  1,000      *  Cisco Systems, Inc....................      67,125
  5,000      *  Coherent, Inc.........................     222,500
  3,000      *  Inter-Tel, Inc........................      63,750
  5,000      *  InterCel, Inc.........................      69,375
  4,000         Sprint Corp...........................     210,500
                                                           785,578

                SHARES                                      VALUE

COMMON STOCKS-- CONTINUED
                CONSUMER PRODUCTS & SERVICES-- 4.7%
  2,000      *  American Business Information, Inc.... $    43,500
    500      *  Broderbund Software, Inc..............      12,344
  2,700         CUC International, Inc................      69,694
  5,000         Harman International Industries,
                  Inc.................................     210,625
  5,000         K2, Inc...............................     158,437
  2,000         Nike, Inc.............................     116,750
  3,000         Toro Co. (The)........................     113,625
                                                           724,975
                ELECTRICAL EQUIPMENT & ELECTRONICS-- 6.8%
  2,000         AMP, Inc..............................      83,500
  6,000      *  Atmel Corp............................     168,000
  3,000      *  Dupont Photomasks, Inc................     162,000
  5,000         Fair Issac & Co., Inc.................     222,812
  5,000      *  Hadco Corp............................     327,500
  4,625      *  Paxar Corp............................      87,297
                                                         1,051,109
                FINANCE & INSURANCE-- 8.6%
  1,500         AMBAC, Inc............................     114,563
  4,000         Countrywide Credit Industries, Inc....     124,750
  5,000         Edwards (A.G.), Inc...................     213,750
  5,000         Enhance Financial Services Group,
                  Inc.................................     219,375
  1,000         Federal National Mortgage
                  Association.........................      43,625
  4,000      *  Leasing Solutions, Inc................      61,000
  5,200         Merrill Lynch & Co., Inc..............     310,050
  5,000         SunAmerica, Inc.......................     243,750
                                                         1,330,863
                HEALTHCARE PRODUCTS & SERVICES-- 10.7%
  3,000         Arrow International, Inc..............      87,750
  5,000      *  Arterial Vascular Engineering, Inc....     160,937
  8,000         Beckman Instruments, Inc..............     386,000
  2,850         Columbia/HCA Healthcare Corp..........     112,041
 10,000      *  Idexx Laboratories, Inc...............     124,375
  2,000         Johnson & Johnson.....................     128,750
  2,000      *  Living Centers of America, Inc........      79,000
  1,000         McKesson Corp.........................      77,500
  2,000         Merck & Co., Inc......................     207,000
  2,000         St. Jude Medical, Inc.................      78,000
  6,000         Stryker Corp..........................     209,250
                                                         1,650,603
                INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 11.4%
  1,500      *  ADFlex Solutions, Inc.................      22,500
  2,000         AptarGroup, Inc.......................      90,500
  4,000         Dover Corp............................     246,000

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
                                                               (Pine cone logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997


SHARES                                                    VALUE

COMMON STOCKS-- CONTINUED
                INDUSTRIAL SPECIALTY PRODUCTS &
                SERVICES-- CONTINUED
  6,000         Fisher Scientific International,
                  Inc................................. $   285,000
  5,000         Furon Co..............................     156,875
  1,000      *  Gaylord Container Corp. Cl. A.........       7,688
  1,200         Kaydon Corp...........................      59,550
  5,000         Park Electrochemical Corp.............     131,562
  4,000         Robbins & Myers, Inc..................     130,000
  4,250         Snap-on, Inc..........................     167,344
  6,000         Spartech Corp.........................      78,000
  8,000         Teleflex, Inc.........................     250,000
  2,900      *  UCAR International, Inc...............     132,675
                                                         1,757,694
                INFORMATION SERVICES & TECHNOLOGY-- 8.6%
  6,750      *  Analytical Surveys, Inc...............      92,812
  8,000      *  Gateway 2000, Inc.....................     259,500
  6,000         Hewlett-Packard Co....................     336,000
  1,500         Intel Corp............................     212,719
  1,000         Intel Corp. $41.75 warrants-expiring
                  3/14/98.............................     101,500
  1,200      *  Microsoft Corp........................     151,650
  4,000      *  Sun Microsystems, Inc.................     148,875
  2,000      *  Trimble Navigation, Ltd...............      35,500
                                                         1,338,556
                METAL PRODUCTS & SERVICES-- 1.3%
 10,000         Commonwealth Industries, Inc..........     203,750
                PUBLISHING, BROADCASTING & ENTERTAINMENT-- 1.8%
  5,200         Belo (A.H.) Corp......................     216,450
  1,500      *  Evergreen Media Corp. Cl. A...........      66,938
                                                           283,388
                REAL ESTATE-- 5.5%
  1,500      *  Alexander's, Inc......................     105,563
 14,000         Continental Homes Holding Corp........     246,750
  7,000         Evans Withycombe Residential, Inc.....     145,250
  4,000      *  HFS, Inc..............................     232,000
  3,000         Starwood Lodging Trust................     128,062
                                                           857,625

SHARES                                                      VALUE

COMMON STOCKS-- CONTINUED
                RETAILING & WHOLESALE-- 3.3%
  3,000         Avnet, Inc............................ $   172,500
  6,000      *  Cole National Corp....................     264,000
  2,000         Lowe's Companies., Inc................      74,250
                                                           510,750
                THRIFT INSTITUTIONS-- 1.1%
  8,800         York Financial Corp...................     174,900
                TRANSPORTATION-- 2.0%
  3,000      *  Heartland Express, Inc................      70,500
  9,000         Southwest Airlines Co.................     232,875
                                                           303,375
                TOTAL COMMON STOCKS
                  (COST $11,452,078)..................  14,046,697

PRINCIPAL
 AMOUNT
SHORT-TERM INVESTMENTS-- 10.0%
                  GOVERNMENT AGENCY NOTES & BONDS-- 10.0%
                  Federal Home Loan Bank
$ 100,000         5.43%, 7/2/97........................      99,985
  500,000         5.41%, 7/11/97.......................     499,249
  150,000         5.40%, 7/18/97.......................     149,617
                  Federal Home Loan Mortgage
   50,000         5.41%, 7/3/97........................      49,985
  150,000         5.42%, 7/14/97.......................     149,706
  100,000         5.43%, 7/22/97.......................      99,683
  200,000         5.41%, 7/24/97.......................     199,309
                  Federal National Mortgage Assn.
  200,000         5.41%, 7/15/97.......................     199,579
  100,000         5.40%, 7/18/97.......................      99,745
                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $1,546,858)..................   1,546,858

                TOTAL INVESTMENTS--
                  (COST $12,998,936)...........  100.7%  15,593,555
                OTHER ASSETS AND
                  LIABILITIES-- NET............   (0.7)   (113,116)
                NET ASSETS.....................  100.0% $15,480,439

* Non-income producing securities.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
(Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997


 SHARES                                                    VALUE



COMMON STOCKS-- 65.0%

                  AEROSPACE & DEFENSE-- 2.0%
    8,000         Boeing Co. (The)..................... $   424,500

                  BANKS-- 5.4%
    3,000         BankBoston Corp......................     216,187
    3,000         Bankers Trust Corp...................     261,000
    3,000         Comerica, Inc........................     204,000
    2,000         F&M National Corp....................      52,000
    4,500         First of America Bank Corp...........     205,875
    8,000         Seacoast Banking Corp. of Florida Cl.
                    A..................................     238,000
                                                          1,177,062
                  BUILDING, CONSTRUCTION & FURNISHINGS-- 3.2%
    3,000         Armstrong World Industries, Inc......     220,125
   11,000         Continental Homes Holding Corp.......     193,875
   16,700      *  Pacific Greystone Corp...............     268,244
                                                            682,244
                  BUSINESS EQUIPMENT & SERVICES-- 1.3%
    1,200      *  Crescent Operating, Inc..............      15,600
    3,000         International Business Machines
                    Corp...............................     270,563
                                                            286,163
                  CHEMICAL & AGRICULTURAL PRODUCTS-- 2.7%
    6,000         Du Pont (E. I.) De Nemours & Co......     377,250
    8,500         Schulman (A.), Inc...................     209,313
                                                            586,563
                  COMMUNICATION SYSTEMS & SERVICES-- 2.2%
    9,000         Sprint Corp..........................     473,625

                  CONSUMER PRODUCTS & SERVICES-- 2.1%
    2,300         Goodyear Tire & Rubber Co. (The).....     145,619
    4,000         International Flavours & Fragrances,
                    Inc................................     202,000
    2,000         Nike, Inc. Cl. B.....................     116,750
                                                            464,369
                  DIVERSIFIED COMPANIES-- 3.7%
    6,400         General Electric Co..................     418,400
    7,000         Morton International, Inc............     211,312
    3,000         PPG Industries, Inc..................     174,375
                                                            804,087
                  ELECTRICAL EQUIPMENT & ELECTRONICS-- 1.8%
    4,000         AMP, Inc.............................     167,000
    5,300         Harman International Industries,
                    Inc................................     223,263
                                                            390,263
SHARES                                                       VALUE
COMMON STOCKS-- CONTINUED
                  ENERGY-- 0.6%
      600         Consolidated Natural Gas Co.......... $    32,288
    1,600         Exxon Corp...........................      98,400
                                                            130,688
                  FINANCE & INSURANCE-- 10.1%
    2,800         Allstate Corp. (The).................     204,400
    2,000         American International Group, Inc....     298,750
    3,000         Beneficial Corp......................     213,187
    4,000         Countrywide Credit Industries, Inc...     124,750
    7,200         Federal National Mortgage
                    Association........................     314,100
    2,400         Legg Mason, Inc......................     129,150
    3,000         Merrill Lynch & Co., Inc.............     178,875
    5,000         NAC RE Corp..........................     241,875
    7,500         Raymond James Financial, Inc.........     205,313
    4,000         Torchmark Corp.......................     285,000
                                                          2,195,400
                  HEALTHCARE PRODUCTS & SERVICES-- 5.2%
    2,000         Abbott Laboratories..................     133,500
    2,000         American Home Products Corp..........     153,000
    4,050         Columbia/HCA Healthcare Corp.........     159,216
      750      *  Covance, Inc.........................      14,484
    2,400         Johnson & Johnson....................     154,500
    3,000      *  Living Centers of America, Inc.......     118,500
    2,000         Medtronic, Inc.......................     162,000
    2,100         Merck & Co., Inc.....................     217,350
      375      *  Quest Diagnostics, Inc...............       7,711
                                                          1,120,261
                  INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 6.3%
    3,000         Applied Power, Inc...................     154,875
    4,387      *  Autoliv, Inc.........................     171,641
    3,000         Corning, Inc.........................     166,875
    3,000         Deere & Co...........................     164,625
    5,000         Snap-on, Inc.........................     196,875
    8,000         Timken Co. (The).....................     284,500
    3,000      *  Western Atlas, Inc...................     219,750
                                                          1,359,141
                  INFORMATION SERVICES & TECHNOLOGY-- 6.2%
    2,000      *  Cisco Systems, Inc...................     134,250
    7,000         Hewlett-Packard Co...................     392,000
    3,000         Intel Corp...........................     425,437
    2,000      *  Microsoft Corp.......................     252,750
    4,000      *  Sun Microsystems, Inc................     148,875
                                                          1,353,312

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
                                                             (Pine cone logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

[CAPTION]

 SHARES                                                    VALUE

COMMON STOCKS-- CONTINUED
                  PUBLISHING, BROADCASTING & ENTERTAINMENT-- 0.2%
      300         Disney Walt Co. (The)................ $    24,075
      400         Time Warner, Inc.....................      19,300
                                                             43,375
                  REAL ESTATE-- 7.8%
    7,000         Apartment Investment & Management Co.
                    Cl. A REIT.........................     197,750
    7,000         Capstead Mortgage Corp. REIT.........     172,812
    5,000         CarrAmerica Realty Corp. REIT........     143,750
    2,000         Columbus Realty Trust REIT...........      45,500
   12,000         Crescent Real Estate Equities, Inc.
                    REIT...............................     381,000
   12,000         Crown American Realty Trust REIT.....     111,000
    2,000         Evans Withycombe Residential, Inc.
                    REIT...............................      41,500
    5,000         FAC Realty, Inc. REIT................      30,894
    2,475      *  HFS, Inc.............................     143,550
    4,000         Horizon Group, Inc. REIT.............      53,750
    5,000         Kranzco Realty Trust REIT............      85,340
    3,000         Marriott International, Inc..........     184,125
    1,900         Oasis Residential, Inc. REIT.........      44,650
    2,000         Santa Anita Realty Enterprises, Inc.
                    REIT...............................      62,125
                                                          1,697,746
                  RETAILING & WHOLESALE-- 2.9%
    4,000         Avnet, Inc...........................     230,000
    4,000         Lowe's Companies., Inc...............     148,500
    4,000         Mercantile Stores Co., Inc...........     251,750
                                                            630,250
                  THRIFT INSTITUTIONS-- 1.3%
    4,000         Golden West Financial Corp...........     280,000
                  TOTAL COMMON STOCKS
                    (COST $11,116,816).................  14,099,049

SHARES                                                        VALUE

U.S. GOVERNMENT OBLIGATIONS-- 15.6%
                  TREASURY NOTES & BONDS-- 15.6%
                  U.S. Treasury Bonds
1,000,000         7.125%, 2/15/23...................... $ 1,029,687
2,000,000         6.25%, 8/15/23.......................   1,851,250
  500,000         U.S. Treasury Notes
                    6.50%, 8/15/05.....................     498,906
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (COST $3,339,328)..................   3,379,843


PRINCIPAL
  AMOUNT
SHORT-TERM INVESTMENTS-- 19.8%
                   GOVERNMENT AGENCY NOTES & BONDS-- 19.8%
$  200,000         Federal Farm Credit Bank
                     5.40%, 7/31/97...................     199,100
                   Federal Home Loan Mortgage Corp.
   900,000         5.41%, 7/11/97.....................     898,647
   200,000         5.40%, 7/18/97.....................     199,490
   100,000         5.41%, 7/3/97......................      99,970
   450,000         5.43%, 7/3/97......................     449,864
 1,300,000         5.42%, 7/14/97.....................   1,297,456
   450,000         5.41%, 7/24/97.....................     448,445
                   Federal National Mortgage
                     Association
   100,000         5.44%, 7/11/97.....................      99,849
   200,000         5.41%, 7/15/97.....................     199,579
   400,000         5.43%, 7/30/97.....................     398,250
                                                         4,290,650
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $4,290,650)................   4,290,650

                  TOTAL INVESTMENTS--
                    (COST $18,746,794).........  100.4%  21,769,542
                  OTHER ASSETS AND
                    LIABILITIES-- NET..........   (0.4)    (86,741)
                  NET ASSETS...................  100.0% $21,682,801

* Non-income producing securities.
REIT-- Real Estate Investment Trust.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                          EVERGREEN VA GROWTH AND INCOME FUND
(Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997

[CAPTION]

 SHARES                                                    VALUE




COMMON STOCKS-- 86.9%
                  BANKS-- 4.5%
    8,225         Banc One Corp........................ $   398,398
   10,000         Maryland Federal Bancorp, Inc........     435,000
    3,100         Susquehanna Bancshares, Inc..........     121,675
                                                            955,073
                  BUILDING, CONSTRUCTION & FURNISHINGS-- 1.9%
   14,000      *  Furniture Brands International,
                    Inc................................     271,250
    3,000         Lone Star Industries, Inc............     135,938
                                                            407,188
                  BUSINESS EQUIPMENT & SERVICES-- 17.0%
   11,000         Air Express International Corp.......     437,250
   15,000         Circle International Group, Inc......     395,625
    7,250         Computer Associates International,
                    Inc................................     403,734
    5,000      *  Compuware Corp.......................     238,750
   16,500      *  Metromail Corp.......................     408,375
   15,000         Pittston Brink's Group...............     450,000
   14,000         Pittston Burlington Group............     393,750
   25,000      *  Platinum Technology..................     331,250
    6,000      *  Policy Management Systems Corp.......     282,000
   10,000         Reynolds & Reynolds Co. (The), Cl.
                    A..................................     157,500
    7,000         Wackenhut Corp. (The) Cl. B..........     139,563
                                                          3,637,797
                  CHEMICAL & AGRICULTURAL PRODUCTS-- 3.4%
    1,300         Air Products & Chemicals, Inc........     105,625
   10,000         Engelhard Corp.......................     209,375
    6,000         Grace (W.R.) & Co....................     330,750
    1,000         Pioneer Hi-Bred International,
                    Inc................................      80,000
                                                            725,750
                  COMMUNICATION SYSTEMS & SERVICES-- 0.5%
    4,000      *  AirTouch Communications..............     109,500
                  CONSUMER PRODUCTS & SERVICES-- 1.4%
    1,000         CPC International, Inc...............      92,313
    4,500         Philip Morris Companies, Inc.........     199,687
                                                            292,000
                  DIVERSIFIED COMPANIES-- 1.2%
    4,000         ITT Industries, Inc..................     103,000
    5,500         Morton International, Inc............     166,031
                                                            269,031
 SHARES                                                      VALUE

COMMON STOCKS-- CONTINUED
                  ELECTRICAL EQUIPMENT & SERVICES-- 4.3%
   10,000         AVX Corp............................. $   270,000
   11,000         Sensormatic Electronics Corp.........     141,625
   10,000      *  Unitrode Corp........................     503,750
                                                            915,375
                  ENERGY-- 11.8%
    5,500      *  Atwood Oceanics, Inc.................     368,500
   15,000         Berry Petroleum Co. Cl. A............     285,000
    1,722         Halliburton Co.......................     136,468
   17,500      *  Houston Exploration, Co. (The).......     272,344
      500         Kerr-McGee Corp......................      31,688
   10,000      *  Oryx Energy Co.......................     211,250
   17,000         Petroleum Helicopters, Inc...........     291,125
   12,000      *  Reading & Bates Corp.................     321,000
   15,500      *  Santa Fe Energy Resources, Inc.......     227,656
   20,000         Southwestern Energy Co...............     260,000
    3,000         Williams Companies, Inc. (The).......     131,250
                                                          2,536,281
                  FINANCE & INSURANCE-- 1.2%
    6,000         Federal Home Loan Mortgage Corp......     206,250
    1,000         Federal National Mortgage
                    Association........................      43,625
                                                            249,875
                  FOREST PRODUCTS-- 1.4%
   10,000         Deltic Timber Corp...................     293,125
                  HEALTHCARE PRODUCTS & SERVICES-- 10.9%
    1,000         Abbott Laboratories..................      66,750
      500      *  Amgen, Inc...........................      29,063
   10,000      *  Foundation Health Systems, Inc.......     303,125
    8,500      *  Lincare Holdings, Inc................     365,500
    7,500      *  Living Centers of America, Inc.......     296,250
    5,000         Manor Care, Inc......................     163,125
    5,000         McKesson Corp........................     387,500
    1,000         Schering-Plough Corp.................      47,875
    5,000      *  Vencor, Inc..........................     211,250
      800         Warner-Lambert Co....................      99,400
   12,500         West Co., Inc. (The).................     357,812
                                                          2,327,650

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA GROWTH AND INCOME FUND
                                                             (Pine cone logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

[CAPTION]

 SHARES                                                    VALUE





COMMON STOCKS-- CONTINUED
                  INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 6.7%
    1,875      *  Autoliv, Inc......................... $    73,359
    6,500         Borg-Warner Automotive, Inc..........     351,406
    1,000         Carpenter Technology Corp............      45,750
    4,500         Ingersoll-Rand Co....................     277,875
   14,000      *  Strattec Security Corp...............     288,750
    7,000         Sundstrand Corp......................     390,688
                                                          1,427,828
                  LEISURE & TOURISM-- 2.0%
    5,000      *  Choice Hotels International, Inc.....      84,688
   15,000         Gaylord Entertainment Co. Cl. A......     345,937
                                                            430,625
                  PUBLISHING, BROADCASTING & ENTERTAINMENT-- 7.1%
    7,650      *  American Radio Systems Corp. Cl. A...     305,044
   11,500      *  Jacor Communications, Inc............     439,875
    5,000      *  Katz Media Group, Inc................      32,813
    7,000      *  Lin Television Corp..................     308,875
    4,500         TCA Cable TV, Inc....................     169,312
    5,500         Time Warner, Inc.....................     265,375
                                                          1,521,294
                  RETAILING & WHOLESALE-- 0.3%
    2,000      *  Carson Pirie Scott & Co..............      63,500
                  THRIFT INSTITUTIONS-- 2.4%
    1,000         Washington Mutual, Inc...............      59,750
   10,000         Webster Financial Corp...............     455,000
                                                            514,750
                  TRANSPORTATION-- 7.0%
   12,000         Atlas Air, Inc.......................     414,000
    5,000         Burlington Northern Santa Fe.........     449,375
    4,500         Kansas City Southern Industries,
                    Inc................................     290,250
    5,000         Union Pacific Corp...................     352,500
                                                          1,506,125
                  UTILITIES-- 1.9%
   18,000         TNP Enterprises, Inc.................     417,375
                  TOTAL COMMON STOCKS
                    (COST $14,789,503).................  18,600,142

 SHARES                                                     VALUE

PREFERRED STOCKS-- 0.0% (A)
                   HEALTHCARE PRODUCTS & SERVICES-- 0.0$%
     3,500      *  Fresenius National Med Care, Inc.
                     Series D.........................         201
                   TOTAL PREFERRED STOCKS
                     (COST $736)......................         201

PRINCIPAL
  AMOUNT


SHORT-TERM INVESTMENTS-- 12.8%
                   GOVERNMENT AGENCY NOTES & BONDS-- 12.8%
                   Federal Home Loan Mortgage Corp.
$  150,000         5.43%, 7/2/97......................     149,977
   200,000         5.41%, 7/3/97......................     199,940
   750,000         5.42%, 7/14/97.....................     748,532
   250,000         5.43%, 7/14/97.....................     249,510
                   Federal National Mortgage
                     Association
   100,000         5.44%, 7/11/97.....................      99,849
   100,000         5.41%, 7/15/97.....................      99,790
   150,000         5.40%, 7/18/97.....................     149,617
 1,050,000         5.43%, 7/30/97.....................   1,045,407
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $2,742,622)................   2,742,622

                  TOTAL INVESTMENTS--
                    (COST $17,532,861).........   99.7%  21,342,965
                  OTHER ASSETS AND
                    LIABILITIES-- NET..........     0.3      74,777
                  NET ASSETS...................  100.0% $21,417,742

*  Non-income producing securities.
(a) Less than one tenth of one percent.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
(Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997

[CAPTION]

SHARES                                                     VALUE


COMMON STOCKS-- 94.3%
               AUSTRALIA-- 0.9%
 2,500         Incitec, Ltd............................. $   12,149

               BELGIUM-- 2.9%
    50      *  Barco NV.................................     10,131
    25         Colruyt SA...............................     12,194
     5         UCB SA...................................     15,842
                                                             38,167
               CANADA-- 5.9%
 1,300         Bombardier, Inc..........................     29,465
 1,100      *  Canadian Natural Resources, Ltd..........     28,556
   900         DuPont Canada, Inc.......................     19,552
                                                             77,573
               FRANCE-- 6.1%
    25         Carrefour SA.............................     18,156
    50         Castorama Dubois Investisse..............      7,036
   150         Hermes Internatonal......................     14,039
   125         LAPEYRE SA...............................      8,296
    50         SEB SA...................................      8,763
   100         Societe Technip..........................     11,605
   100         Synthelabo...............................     13,018
                                                             80,913
               GERMANY-- 7.2%
    15         ALTANA AG................................     15,997
    10         Hugo Boss AG.............................     11,811
   800         RWE AG...................................     34,402
   100         SAP AG...................................     20,068
    25         Suedzucker AG............................     13,072
                                                             95,350
               HONG KONG-- 5.4%
 1,000         Cheung Kong Holdings, Ltd................      9,874
14,000         First Pacific Ltd........................     17,890
 2,000         Giordano International, Ltd..............      1,368
 1,000         Henderson Land Development Co., Ltd......      8,874
   500         Hong Kong Telecommunications, Ltd. ADS...     11,688
16,000         National Mutual Asia Ltd.................     17,761
   600         Wing Lung Bank...........................      3,826
                                                             71,281

SHARES                                                       VALUE
COMMON STOCKS-- CONTINUED
               ITALY-- 4.4%
   624         Benetton Group SpA ADS................... $   20,202
   700         Industrie Natuzzi SpA ADS................     17,937
   300         Luxottica Group SpA ADS..................     20,344
                                                             58,483
               JAPAN-- 8.7%
 1,000         Mitsui Soko Co...........................      6,971
   300         Nintendo Co., Ltd........................     25,126
 1,000         Nippon Chemical..........................      7,198
 1,000         Seven-Eleven Japan Co., Ltd..............     75,554
                                                            114,849
               MALAYSIA-- 1.6%
   400         AMMB Holdings Berhad.....................      2,488
   400         Malayan Banking Berhad...................      4,200
 1,000         Perusahaan Otomobil Nasional Berhad......      4,675
 1,000      *  RHB Capital Berhad.......................      3,169
 1,000         United Engineers Ltd. Berhad.............      7,211
                                                             21,743
               NETHERLANDS-- 4.0%
   400         Elsevier NV ADS..........................     13,525
   300         Getronics NV.............................      9,690
    75         Nutricia Verenigde Bedrijven NV..........     11,844
   400         VNU......................................      8,844
    75         Wolters Kluwer NV........................      9,132
                                                             53,035
               NORWAY-- 0.6%
   100         Orkla ASA................................      7,382

               SPAIN-- 4.4%
   400         Centros Comerciales Pryca, SA............      8,660
   500         Empresa Nacional de Electricdad ADS......     42,531
   600         Prosegur, CIA de Seguridad SA............      7,329
                                                             58,520
               SWEDEN-- 2.2%
 1,066         Astra AB ADS.............................     20,254
   250         Hennes & Mauritz AB Cl. B................      8,791
                                                             29,045

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
                                                             (Pine cone logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

[CAPTION]

SHARES                                                     VALUE


COMMON STOCKS-- CONTINUED
               UNITED KINGDOM-- 7.5%
   500         Argos Plc................................ $    4,538
   300         Burmah Castrol Plc.......................      5,076
   200         Carlton Communications Plc ADS...........      8,600
   200         Granada Group Plc........................      2,631
   300         Legal & General Group Plc................      2,033
 1,000         Lloyds TSB Group Plc.....................     10,275
 1,000         Morgan Crucible Company Plc..............      7,427
   500         Next Plc.................................      5,645
   500         Reckitt & Colman Plc.....................      7,469
 1,200         Rentokil Initial.........................      4,209
   100         Reuters Holdings Plc ADS.................      6,300
   100         SmithKline Beecham Plc ADS...............      9,163
   200         Smiths Industries Plc....................      2,558
   600         TI Group Plc.............................      5,231
   100         United News & Media Plc ADS..............      1,160
   300         Vodafone Group Plc ADS...................     14,531
   266         Williams Holdings Plc....................      1,440
   200         Wolseley Plc.............................      1,560
                                                             99,846
               UNITED STATES-- 32.5%
   200         AlliedSignal Inc.........................     16,800
   100      *  Amgen, Inc...............................      5,813
   300         AT & T Corp..............................     10,519
   100         Avon Products, Inc.......................      7,056
   200         Callaway Golf Co.........................      7,100
   200         Carnival, Corp. Cl. A....................      8,250
   100      *  Cisco Systems, Inc.......................      6,713
   200         Coca Cola Co. (The)......................     13,500
   100      *  Compaq Computer Corp.....................      9,925
   200         Computer Associates International,
                 Inc....................................     11,138
   300      *  CUC International, Inc...................      7,744
   100         Deere & Co...............................      5,488
   200         Disney Walt Co. (The)....................     16,050

SHARES                                                        VALUE

COMMON STOCKS-- CONTINUED
               UNITED STATES-- CONTINUED
   100         Dover Corp............................... $    6,150
   200         Dresser Inds Inc.........................      7,450
   300         Federal National Mortgage Association....     13,087
   100         Gannett Inc..............................      9,875
   100         Gap, Inc.................................      3,888
   400         General Electric Co......................     26,150
   100         Goodyear Tire & Rubber Co. (The).........      6,331
   200         Home Depot, Inc. (The)...................     13,787
   100         Intel Corp...............................     14,181
   100         Marriott International, Inc..............      6,138
   200         Marsh & McLennan Co., Inc................     14,275
   200         Mattel, Inc..............................      6,775
   200         MBNA Corp................................      7,325
   200         Merck & Co., Inc.........................     20,700
   200         Merrill Lynch & Co., Inc.................     11,925
   100      *  Microsoft Corp...........................     12,637
   100         Norwest Corp.............................      5,625
   300      *  Oracle Systems Corp......................     15,112
   400      *  Parametric Technology Corp...............     17,025
   100         Procter & Gamble Co. (The)...............     14,125
   200         Schering-Plough Corp.....................      9,575
   100         Schwab (Charles) & Co., Inc..............      4,069
   100         Student Loan Marketing Association.......     12,700
   200         SunAmerica, Inc..........................      9,750
   200         Torchmark Corp...........................     14,250
   600         Wal-Mart Stores, Inc.....................     20,287
                                                            429,288
               TOTAL INVESTMENTS--
                 (COST $1,138,704)..............   94.3%  1,247,624
               OTHER ASSETS AND
                 LIABILITIES-- NET..............     5.7     74,797
               NET ASSETS.......................  100.0% $1,322,421

* Non-income producing securities

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                       23

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
(Pine cone logo)
                            INDUSTRY DIVERSIFICATION
                                 June 30, 1997

                                                PERCENTAGE OF
                                                 NET ASSETS
Automotive Equipment & Manufacturing.........         0.3%
Banks........................................         2.0
Building, Construction & Furnishings.........         2.7
Chemical & Agricultural Products.............         3.3
Consumer Products & Services.................         8.2
Diversified Companies........................         5.5
Energy.......................................         5.3
Finance & Insurance..........................         8.3
Food & Beverage Products.....................         3.5
Healthcare Products & Services...............         9.9
Industrial Specialty Products & Services.....         5.1

                                                PERCENTAGE OF
                                                 NET ASSETS
Information Systems & Technology.............         8.8%
Leisure & Tourism............................         1.1
Publishing, Broadcasting & Entertainment.....         5.8
Real Estate..................................         1.4
Retailing & Wholesale........................        13.6
Telecommunication Equipment & Services.......         2.0
Textile & Apparel............................         3.5
Utilities....................................         4.0
  TOTAL LONG-TERM INVESTMENTS................        94.3
  OTHER ASSETS AND LIABILITIES-- NET.........         5.7
  NET ASSETS.................................       100.0%

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA AGGRESSIVE GROWTH FUND
                                                              (Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997

[CAPTION]

SHARES                                                     VALUE


COMMON STOCKS-- 98.2%
               BUSINESS SERVICES-- 24.8%
3,000       *  APAC TeleServices, Inc................... $   58,313
1,000          Danka Business Systems, ADR..............     40,875
1,100          First Data Corp..........................     48,331
  200       *  Fiserv, Inc..............................      8,925
  700       *  Medic Computer Systems, Inc..............     15,575
  900          Paychex, Inc.............................     34,200
2,000       *  Sitel Corp...............................     41,250
1,000       *  Sterling Commerce, Inc...................     32,875
                                                            280,344
               COMPUTERS-- 16.0%
1,100       *  Adaptec, Inc.............................     38,225
1,600       *  American Power Conversion Corp...........     30,400
1,000       *  Cisco Systems, Inc.......................     67,125
1,400       *  Gateway 2000, Inc........................     45,412
                                                            181,162
               CONSUMER/DIVERSIFIED-- 4.8%
2,200       *  Republic Industries, Inc.................     54,725

               FINANCIAL SERVICES-- 4.1%
1,300          Green Tree Financial Corp................     46,312

               HEALTHCARE-- 10.5%
  200          HBO & Co.................................     13,775
  700       *  Health Management Associates, Inc........     19,950
  800       *  HEALTHSOUTH Corp.........................     19,950
  700          Medtronic, Inc...........................     56,700
  600          Mylan Laboratories, Inc..................      8,850
                                                            119,225

SHARES                                                        VALUE
 COMMON STOCKS-- CONTINUED
               INFORMATION SERVICES & TECHNOLOGY-- 13.3%
  700       *  BMC Software, Inc........................ $   38,763
  500       *  Microsoft Corp...........................     63,187
  700       *  Network General Corp.....................     10,413
  900       *  Parametric Technology Corp...............     38,306
                                                            150,669
               OIL/GAS-- 12.1%
1,000       *  EVI, Inc.................................     42,000
  900       *  Petroleum Geo Services ADR...............     43,988
  700          Transocean Offshore, Inc.................     50,837
                                                            136,825
               RETAILING (SPECIALTY)-- 12.6%
  500       *  Bed Bath & Beyond, Inc...................     15,188
  500          Fastenal Co..............................     24,500
  300          Home Depot, Inc. (The)...................     20,681
1,500       *  Staples, Inc.............................     34,875
2,500       *  Viking Office Products, Inc..............     47,500
                                                            142,744

               TOTAL INVESTMENTS--
                 (COST $1,053,968)..............   98.2%  1,112,006
               OTHER ASSETS AND
                 LIABILITIES-- NET..............     1.8     19,969
               NET ASSETS.......................  100.0% $1,131,975

* Non-income producing securities.
ADR-- American Depository Receipt

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA STRATEGIC INCOME FUND
(Pine cone logo)
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                                   VALUE
UNITED STATES TREASURY BILLS-- 97.3%
$1,100,000         4.65%, 7/17/97....................... $1,097,727

                   TOTAL INVESTMENTS--
                     (COST $1,097,727)..........   97.3%  1,097,727
                   OTHER ASSETS AND
                     LIABILITIES-- NET..........     2.7     30,775
                   NET ASSETS...................  100.0% $1,128,502

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                                                            (Pine cone logo)

                STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
                                 June 30, 1997

                                                                                GROWTH          GLOBAL       AGGRESSIVE
                                               EVERGREEN      FOUNDATION       & INCOME        LEADERS         GROWTH
                                                 FUND            FUND            FUND            FUND           FUND
ASSETS
  Investments, at value
    (identified cost, $12,998,936;
    18,746,794; $17,532,861; $1,138,704,
    $1,053,968, and $1,097,727,
    respectively)..........................   $15,593,555     $21,769,542     $21,342,965     $1,247,624    $1,112,006
  Foreign currency, at value (identified
    cost, $14,050).........................             0               0               0         13,967             0
  Cash.....................................         3,273           9,207          42,956         48,715        33,826
  Receivable for investments sold..........             0               0               0         14,622        18,155
  Receivable for Fund shares sold..........        19,016          14,831          43,805              0             0
  Dividends and interest receivable........        10,005         100,453           9,668          2,326           156
  Unamortized organization expense.........        15,887          15,887          15,887         15,608        15,608
      Total assets.........................    15,641,736      21,909,920      21,455,281      1,342,862     1,179,751
LIABILITIES
  Payable for investments purchased........       131,374         186,725               0              0        24,312
  Advisory & administrative service fees
    payable................................        17,781          29,064          27,125              0         2,001
  Due to related parties...................             0               0               0          3,486         6,382
  Accrued organizational expenses..........             0               0               0          6,710         6,710
  Accrued expenses and other liabilities...        12,142          11,330          10,414         10,245         8,371
      Total liabilities....................       161,297         227,119          37,539         20,441        47,776
NET ASSETS.................................   $15,480,439     $21,682,801     $21,417,742     $1,322,421    $1,131,975
NET ASSETS REPRESENTED BY
  Paid-in capital..........................   $12,276,500     $17,611,521     $17,108,692     $1,206,647    $1,097,814
  Undistributed net investment income
    (loss).................................        37,540         201,195          46,319          8,554        (1,655)
  Accumulated net realized gain (loss) on
    investments and foreign currency
    related transactions...................       571,780         847,337         452,627         (1,628)      (22,222)
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................     2,594,619       3,022,748       3,810,104        108,848        58,038
      Total net assets.....................   $15,480,439     $21,682,801     $21,417,742     $1,322,421    $1,131,975
SHARES OUTSTANDING.........................     1,151,768       1,692,627       1,551,631        119,947       110,249
NET ASSET VALUE PER SHARE..................   $     13.44     $     12.81     $     13.80     $    11.03    $    10.27

                                             STRATEGIC
                                               INCOME
                                                FUND
ASSETS
  Investments, at value
    (identified cost, $12,998,936;
    18,746,794; $17,532,861; $1,138,704,
    $1,053,968, and $1,097,727,
    respectively)..........................  $1,097,727
  Foreign currency, at value (identified
    cost, $14,050).........................           0
  Cash.....................................      40,388
  Receivable for investments sold..........           0
  Receivable for Fund shares sold..........           0
  Dividends and interest receivable........           0
  Unamortized organization expense.........      15,608
      Total assets.........................   1,153,723
LIABILITIES
  Payable for investments purchased........           0
  Advisory & administrative service fees
    payable................................           0
  Due to related parties...................      10,278
  Accrued organizational expenses..........       6,710
  Accrued expenses and other liabilities...       8,233
      Total liabilities....................      25,221
NET ASSETS.................................  $1,128,502
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $1,115,542
  Undistributed net investment income
    (loss).................................      12,960
  Accumulated net realized gain (loss) on
    investments and foreign currency
    related transactions...................           0
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................           0
      Total net assets.....................  $1,128,502
SHARES OUTSTANDING.........................     111,510
NET ASSET VALUE PER SHARE..................  $    10.12

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
(Pine cone logo)

                      STATEMENTS OF OPERATIONS (UNAUDITED)
                         Six months ended June 30, 1997

                                                                                   GROWTH         GLOBAL       AGGRESSIVE
                                                 EVERGREEN       FOUNDATION       & INCOME       LEADERS         GROWTH
                                                    FUND            FUND            FUND          FUND*          FUND**
INVESTMENT INCOME
  Interest....................................   $   48,007      $ 177,514       $   56,568      $  1,347       $  1,037
  Dividends...................................       56,994        118,534           78,260        10,768            588
TOTAL INCOME..................................      105,001        296,048          134,828        12,115          1,625
EXPENSES
  Management fee..............................       62,447         75,833           82,038         3,385          1,968
  Administrative services fees................        2,470          3,438            3,227           125            118
  Transfer agent fees.........................        3,639          3,834            3,789            19             19
  Custodian fees..............................       14,220         14,776           14,453         5,965          1,121
  Professional fees...........................        8,547          8,435            8,559         6,828          6,827
  Trustees fees...............................        2,724          2,587            2,387           150            150
  Insurance expenses..........................        2,000          2,874            3,121           700            329
  Printing....................................          881            968              993           500            500
  Amortization of organization expenses.......        2,148          2,148            2,148         1,059          1,059
  Miscellaneous...............................          441            653              330           580            580
    Total expenses............................       99,517        115,546          121,045        19,311         12,671
  Less: Indirectly paid expenses..............       (1,610)        (1,200)          (1,310)          (28)           (21)
      Fee waivers and/or expense
        reimbursements from Investment
        Adviser...............................      (31,818)       (22,413)         (33,380)      (15,722)        (9,370)
    Net expenses..............................       66,089         91,933           86,355         3,561          3,280
  NET INVESTMENT INCOME.......................       38,912        204,115           48,473         8,554         (1,655)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments.....      555,449        621,167          452,658          (708)       (22,222)
  Net realized gain (loss) on foreign currency
    related transactions......................            0              0                0          (920)             0
  Net realized gain (loss) on investments and
    foreign currency related transactions.....      555,449        621,167          452,658        (1,628)       (22,222)
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions..............................    1,678,523      1,579,937        2,386,594       108,848         58,038
  Net realized and unrealized gain on
    investments and foreign currency related
    transactions..............................    2,233,972      2,201,104        2,839,252       107,220         35,816
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................   $2,272,884     $2,405,219       $2,887,725      $115,774       $ 34,161

                                                STRATEGIC
                                                 INCOME
                                                 FUND**
INVESTMENT INCOME
  Interest....................................  $  16,407
  Dividends...................................          0
TOTAL INCOME..................................     16,407
EXPENSES
  Management fee..............................      1,877
  Administrative services fees................        121
  Transfer agent fees.........................         19
  Custodian fees..............................        761
  Professional fees...........................      6,800
  Trustees fees...............................          0
  Insurance expenses..........................          0
  Printing....................................        500
  Amortization of organization expenses.......      1,059
  Miscellaneous...............................      1,100
    Total expenses............................     12,237
  Less: Indirectly paid expenses..............          0
      Fee waivers and/or expense
        reimbursements from Investment
        Adviser...............................     (8,790)
    Net expenses..............................      3,447
  NET INVESTMENT INCOME.......................     12,960
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments.....          0
  Net realized gain (loss) on foreign currency
    related transactions......................          0
  Net realized gain (loss) on investments and
    foreign currency related transactions.....          0
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions..............................          0
  Net realized and unrealized gain on
    investments and foreign currency related
    transactions..............................          0
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................  $  12,960

 * For the period from March 6, 1997 (commencement of operations) to June 30, 1997.
** For the period from March 11, 1997 (commencement of operations) to June 30,
   1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                                                              (Pine cone logo)

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                         Six months ended June 30, 1997

                                                                               GROWTH           GLOBAL        AGGRESSIVE
                                            EVERGREEN       FOUNDATION        & INCOME         LEADERS          GROWTH
                                              FUND             FUND             FUND            FUND*           FUND**
OPERATIONS
  Net investment income.................   $    38,912      $   204,115      $    48,473      $    8,554      $  (1,655)
  Net realized gain (loss) on
    investments and foreign currency
    related transactions................       555,449          621,167          452,658          (1,628)       (22,222)
  Net change in unrealized appreciation
    on investments and and foreign
    currency related transactions.......     1,678,523        1,579,937        2,386,594         108,848         58,038
    Net increase in net assets resulting
      from operations...................     2,272,884        2,405,219        2,887,725         115,774         34,161
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.............     2,996,654        3,698,645        4,241,550       1,207,106      1,130,408
  Net asset value of shares issued in in
    reinvestment of distributions.......             0                0                0               0              0
  Payment for shares redeemed...........      (651,565)        (233,347)        (195,380)           (469)       (32,604)
    Net increase in net assets resulting
      from capital share transactions...     2,345,089        3,465,298        4,046,170       1,206,637      1,097,804
      Total increase in net assets......     4,617,973        5,870,517        6,933,895       1,322,411      1,131,965
NET ASSETS
  Beginning of period...................    10,862,466       15,812,284       14,483,847              10             10
  END OF PERIOD.........................   $15,480,439      $21,682,801      $21,417,742      $1,322,421     $1,131,975
Undistributed net investment income
  (loss)................................   $    37,540      $   201,195      $    46,319      $    8,554      $  (1,655)

                                          STRATEGIC
                                            INCOME
                                            FUND**
OPERATIONS
  Net investment income.................  $   12,960
  Net realized gain (loss) on
    investments and foreign currency
    related transactions................           0
  Net change in unrealized appreciation
    on investments and and foreign
    currency related transactions.......           0
    Net increase in net assets resulting
      from operations...................      12,960
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.............   1,115,764
  Net asset value of shares issued in in
    reinvestment of distributions.......           0
  Payment for shares redeemed...........        (232)
    Net increase in net assets resulting
      from capital share transactions...   1,115,532
      Total increase in net assets......   1,128,492
NET ASSETS
  Beginning of period...................          10
  END OF PERIOD.........................  $1,128,502
Undistributed net investment income
  (loss)................................  $   12,960

 * For the period from March 6, 1997 (commencement of operations) to June 30, 1997.
** For the period from March 11, 1997 (commencement of operations) to June 30,
   1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
(Pine cone logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                      Ten months ended December 31, 1996*

                                                                                                                         GROWTH
                                                                              EVERGREEN           FOUNDATION            & INCOME
                                                                                FUND                 FUND                 FUND
OPERATIONS
  Net investment income...................................................   $    43,997          $   220,736          $    64,862
  Net realized gain on investments........................................        42,797              304,381               16,894
  Net change in unrealized appreciation on investments....................       916,096            1,442,811            1,423,510
    Net increase in net assets resulting from operations..................     1,002,890            1,967,928            1,505,266
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...................................................       (43,997)            (220,736)             (64,756)
  In excess of net investment income......................................        (1,372)              (2,920)              (2,154)
  Net realized gain on investments........................................       (26,466)             (78,211)             (17,000)
  In excess of net realized gain in investment............................             0                    0                  (31)
    Total distributions to shareholders...................................       (71,835)            (301,867)             (83,941)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold...............................................    10,637,851           14,456,301           13,455,462
  Payment for shares redeemed.............................................      (811,608)            (645,278)            (510,215)
  Net asset value of shares issued in reinvestment of distributions.......        71,835              301,867               83,941
    Net increase in net assets resulting from capital share
      transactions........................................................     9,898,078           14,112,890           13,029,188
      Total increase in net assets........................................    10,829,133           15,778,951           14,450,513
NET ASSETS
  Beginning of period.....................................................        33,333               33,333               33,334
  END OF PERIOD...........................................................   $10,862,466          $15,812,284          $14,483,847
  Distribution in excess of net investment income.........................   $    (1,372)         $    (2,920)         $    (2,154)

* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                                                            (Pine cone logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND NATURE OF OPERATIONS

Evergreen Variable Trust (the "Trust") is organized as a Massachusetts business trust with six separate investment series, Evergreen VA Fund ("Evergreen"), Evergreen VA Foundation Fund ("Foundation"), Evergreen VA Growth and Income ("Growth and Income"), Evergreen VA Global Leaders Fund ("Global Leaders"), Evergreen VA Aggressive Growth Fund ("Aggressive"), and Evergreen VA Strategic Income Fund ("Strategic Income"), collectively known as the "Funds". The Funds are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-ended, diversified, management investment companies. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The investment adviser to Evergreen, Foundation, Growth and Income and Global Leaders is Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Lieber & Co, a wholly owned subsidiary of First Union, provides certain sub-advisory services to Evergreen Asset in connection with its duties as investment adviser to Evergreen, Foundation, Growth and Income and Global Leaders.

Evergreen's investment objective is to seek capital appreciation by investing in securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income producing common and preferred stocks, securities convertible into or exchangeable into common stocks and other fixed income securities. Growth and Income's investment objective is to achieve a return composed of capital appreciation and current income by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings and potential earnings growth. Global Leader's investment objective is to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Global Leaders' investment adviser will attempt to screen the largest companies in the world's major industrialized countries and invest in the 100 best based on certain qualitative and quantitative criteria.

The Capital Management Group of First Union ("CMG") serves as the investment advisor to Aggressive. Aggressive's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more established companies, all of which are viewed by Aggressive's investment adviser as having above average appreciation potential.

Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary of First Union, is the investment adviser to Strategic Income. Strategic Income's investment objective is to seek high income from interest on debt securities and secondarily, considers potential for growth of capital in selecting securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

SECURITY VALUATIONS-- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. International securities traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. U.S. Government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which market quotations are not available from independent pricing services are valued at fair value as determined in good faith according to procedures approved by the Funds' Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS-- Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

FOREIGN CURRENCY-- The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign

                             EVERGREEN VARIABLE TRUST
(Pine cone logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions. The foreign currency gains and losses realized from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received are included in dividend and interest income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-- The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums. Dividend income is recorded on the ex-dividend date.

DIVIDENDS TO SHAREHOLDERS-- Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INCOME TAXES-- The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds are relieved of any federal income tax liability by distributing all of their net taxable investment income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Additionally, the Funds intend to meet the diversification standards on the underlying assets of a variable insurance contract under the Code. Failure to meet these standards would cause the disqualification of the variable insurance contract as an annuity contract or life insurance contract and would result in the immediate imposition of federal income tax on contract owners with respect to earnings allocable to the contract.

UNAMORTIZED ORGANIZATION EXPENSES-- Costs related to each Fund's organization have been deferred and are being amortized over a period of benefit not to exceed 60 months from the date each Fund commenced operations.

                             EVERGREEN VARIABLE TRUST
                                                               (Pine cone logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SHARES OF BENEFICIAL INTEREST

The Funds have an unlimited number shares of beneficial interest authorized. Transactions in shares of beneficial interest for the period were as follows:

                                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                                            JUNE 30, 1997**                 DECEMBER 31, 1996*
                                                                         SHARES         AMOUNT           SHARES           AMOUNT
EVERGREEN
Shares sold..........................................................    249,821      $2,996,654        1,018,981       $10,637,851
Shares issued on reinvestment of distributions.......................         --              --            6,296            71,835
Shares redeemed......................................................    (50,260)       (651,565)         (76,404)         (811,608)
Net increase.........................................................    199,561      $2,345,089          948,873       $ 9,898,078
FOUNDATION
Shares sold..........................................................    313,645      $3,698,645        1,429,795       $14,456,301
Shares issued on reinvestment of distributions.......................         --              --           26,433           301,867
Shares redeemed......................................................    (19,366)       (233,347)         (61,213)         (645,278)
Net increase.........................................................    294,279      $3,465,298        1,395,015       $14,112,890
GROWTH AND INCOME
Shares sold..........................................................    342,994      $4,241,550        1,260,584       $13,455,462
Shares issued on reinvestment of distributions.......................         --              --            7,071            83,941
Shares redeemed......................................................    (15,796)       (195,380)         (46,555)         (510,215)
Net increase.........................................................    327,198      $4,046,170        1,221,100       $13,029,188
GLOBAL LEADERS
Shares sold..........................................................    119,992      $1,207,106
Shares issued on reinvestment of distributions.......................         --              --
Shares redeemed......................................................        (46)           (469)
Net increase.........................................................    119,946       1,206,637
AGGRESSIVE
Shares sold..........................................................    113,513      $1,130,409
Shares issued on reinvestment of distributions.......................         --              --
Shares redeemed......................................................     (3,265)        (32,605)
Net increase.........................................................    110,248      $1,097,804
STRATEGIC INCOME
Shares sold..........................................................    111,532      $1,115,764
Shares issued on reinvestment of distributions.......................         --              --
Shares redeemed......................................................        (23)           (232)
Net increase.........................................................    111,509       1,115,532

 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

** For Global Leaders, Aggressive and Strategic Income the above share activity is for the period from their commencement of operations on March 6, 1997, March 11, 1997, and March 11, 1997, respectively, to June 30, 1997.

                             EVERGREEN VARIABLE TRUST
 (Pine cone logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Evergreen, Foundation, Growth and Income and Global Leaders have entered into investment advisory agreements with Evergreen Asset, pursuant to which Evergreen Asset will manage each Fund's investments, provide various administrative services and supervise each Fund's daily business affairs. In consideration for Evergreen Asset performing its obligations, Evergreen, Growth and Income and Global Leaders will pay to Evergreen Asset an investment advisory fee accrued daily and payable monthly, at an annual rate of .95 of 1% of their average daily net assets. Foundation will pay an investment advisory fee at an annual rate of
 .825 of 1% of its average daily net assets. Evergreen Asset has voluntarily agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of its average daily net assets. Evergreen Asset waived advisory fees of $31,818, $22,413, $33,380 and $3,385 for the period ended June 30, 1997, and reimbursed other expenses of $12,337 pursuant to this agreement for Global Leaders.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen, Foundation, Growth and Income and Global Leaders, and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the period ended June 30, 1997, Evergreen, Foundation, Growth and Income and Global Leaders incurred brokerage commissions of $2,312, $7,126, $6,861 and $823, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its costs of providing sub-advisory services.

Aggressive has entered into an investment advisory agreement with CMG, pursuant to which CMG will manage the Fund's investments and supervise each Fund's daily business affairs. Aggressive will pay an investment advisory fee at an annual rate of .60 of 1% of its average daily net assets. CMG has voluntarily agreed to reimburse Aggressive to the extent that Aggressive's annual operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of its average daily net assets. CMG waived advisory fees of $2,086 and reimbursed other expenses of $7,284 for the period ended June 30, 1997 pursuant to this agreement.

Strategic Income has entered into an investment advisory agreement with Keystone, pursuant to which Keystone will manage Strategic Income's investments and supervise the Fund's daily business affairs. For providing such services, Keystone is paid a management fee, computed daily and paid monthly calculated at a rate of 2.0% of Strategic Income's gross dividend and interest income plus an amount which is determined by applying percentage rates starting at .45% and declining as net assets increase to .20% per annum, to the average daily net asset value of the Fund. Keystone has voluntarily agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of its average daily net assets. Keystone waived advisory fees of $1,877 and reimbursed other expenses of $6,913 for the period ended June 30, 1997 pursuant to this agreement.

Each Fund has entered into an administrative services agreement with Evergreen Keystone Investment Services, Inc. (EKIS), a subsidiary of First Union, to provide administrative services and to supervise each Fund's daily business affairs. EKIS's fees are based on the average daily net assets of all of the funds administered by EKIS for which either First Union, or its investment advisory subsidiaries, is also the investment adviser. These fees are calculated at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion, .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. At June 30, 1997 net assets for which EKIS was the administrator for which either First Union, or its investment advisory subsidiaries, was the investment adviser totaled approximately $30 billion.

Effective January 1, 1997, BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributors, Inc. ("EKD"), the distributor for the Evergreen Keystone group of mutual funds, became sub-administrator of the Funds. As sub-administrator BISYS provides the officers of the Funds. Each Fund paid BISYS a fee based on the average daily net assets of all the Funds administered by EKIS for which either First Union, or its investment advisory subsidiaries, is also the investment advisor. The fee is calculated daily and payable monthly at the following annual rates: .010% on the first $7 billion, .0075% on the next $3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion. The sub-administration fee for Strategic Income is paid by Keystone. Prior to January 1, 1997, Furman Selz LLC served as sub-administrator of the Funds.

                             EVERGREEN VARIABLE TRUST
                                                         (Pine cone logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were as follows:

                                                       PURCHASES       SALES
Evergreen...........................................    4,367,483     2,418,843
Foundation..........................................    3,305,991     3,013,882
Growth and Income...................................    4,417,235       887,811
Global Leaders*.....................................    1,205,390        65,995
Aggressive*.........................................    1,156,922        80,733
Strategic Income*...................................            0             0

* For Global Leaders, Aggressive and Strategic Income the above investment activity is for the period from their commencement of operations, March 6, 1997, March 11, 1997, and March 11, 1997, respectively, to June 30, 1997.

6. FINANCING AGREEMENT

Effective October 31, 1996, a financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. The Funds had no borrowings under the financing agreements during the period ended June 30, 1997.

7. DEFERRED TRUSTEES' FEES

Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of June 30, 1997, the value of the Trustees deferral accounts was $3,839, $4,982, $4,345, $227, $228 and $229 for Evergreen, Foundation, Growth and Income, Aggressive, Global Leaders, and Strategic Income, respectively.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DISTRIBUTIONS TO SHAREHOLDERS

On August 22, 1997, Evergreen and Foundation declared distributions to shareholders aggregating, $0.015 and $0.125 per share, respectively. These distributions were paid entirely from short-term capital gains earned during the fiscal year ended December 31, 1996. These distributions were payable on August 26, 1997 to shareholders of record on August 22, 1997. These distributions are not reflected in these financial statements.

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

      NOT         MAY LOSE VALUE
      FDIC        NO BANK GUARANTEE
    INSURED

                         EVERGREEN KEYSTONE DISTRIBUTOR, INC.